UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 13, 2020

Fortune Brands Home & Security, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road

Deerfield, IL 60015

(Address of Principal Executive Offices) (Zip Code)

847-484-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FBHS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(d)On July 13, 2020, the Board of Directors of the Company increased the size of the Board from nine to ten directors and elected Amit Banati as a Class II member of the Board, each effective on September 21, 2020. Mr. Banati will serve on the Board for a term continuing until the Company’s 2022 Annual Meeting of Stockholders. Mr. Banati’s committee appointments will be determined at a subsequent date.

The Board determined that Mr. Banati is independent under the rules of the New York Stock Exchange and the Company’s Corporate Governance Principles. There are no arrangements or understandings between Mr. Banati and any other persons regarding his appointment to the Board of Directors.  Mr. Banati will participate in the compensation program for non-employee directors described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 19, 2020.

Mr. Banati has served as Senior Vice President and Chief Financial Officer of Kellogg Company, a packaged foods manufacturer, from July 2019 to present. From March 2011 until the time of his promotion to Chief Financial Officer, he served as President - Asia Pacific, Middle East and Africa of Kellogg Company. Prior to joining Kellogg Company, Mr. Banati held various management, financial and strategic leadership roles at several major consumer products companies, including Mondelez, Cadbury Schweppes and Procter & Gamble. He holds a BA in Commerce from St. Xavier’s College in Calcutta and an MBA from the Indian Institute of Management in Lucknow.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
99.1	Press release dated July 13, 2020, issued by Fortune Brands Home & Security, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS HOME & SECURITY, INC.

(Registrant)

By:/s/Robert K. Biggart Name:Robert K. Biggart
Title:Senior Vice President, General Counsel and Secretary

Date:  July 14, 2020